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                                                                     Exhibit 4.3


                        SEE REVERSE OF THIS CERTIFICATE
                            FOR RESTRICTIVE LEGENDS

      NUMBER                                                    SHARES
    *Specimen*                                                *Specimen*



INCORPORATED UNDER THE LAWS                      OF THE STATE OF DELAWARE


                          PROVINCE HEALTHCARE COMPANY



     This Certifies That SPECIMEN                           is the owner of
                         ----------------------------------
        Specimen (XXXXX)--------------           full paid and non-assessable
     -------------------------------------------
        shares of Series A Senior Preferred Stock, no par value, of Province Healthcare Company transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,

     this ____________________ day              of ______________ A.D.19_______



     _____________________________             _______________________________
       Specimen       SECRETARY                Specimen          PRESIDENT


     For Value Received, _________________ hereby sell, assign and transfer unto ____________________________________________________________________

     __________________________________________________________________ Shares
     represented by the within Certificate, and do hereby irrevocably constitute and appoint

     ________________________________________________________________ Attorney
     to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

          Dated _____________________ 19_______

               In presence of
                                        _____________________________________
          ___________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.